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                                THE BOND MARKET
                               TRADE ASSOCIATION

                          MASTER REPURCHASE AGREEMENT

                             SEPTEMBER 1996 VERSION

BETWEEN:  PRUDENTIAL-BACHE INTERNATIONAL, LTD. AND    DATED AS OF  JULY 1, 1998
AMRESCO CAPITAL TRUST, AMREIT CMBS I, INC., AMREIT RMBS I, INC. AND
AMREIT II, INC.

1.       Applicability

         From time to time the parties hereto may enter into transactions in which one party ("Seller") agrees to transfer to the other ("Buyer") securities or other assets ("Securities") against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Securities at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and, unless otherwise agreed in writing, shall be governed by this Agreement, including any supplemental terms or conditions contained in Annex I hereto and in any other annexes identified herein or therein as applicable hereunder.

2.       Definitions

         (a) "Act of Insolvency", with respect to any party, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, moratorium, dissolution, delinquency or similar law, or such party seeking the appointment or election of a receiver, conservator, trustee, custodian or similar official for such party or any substantial part of its property, or the convening of any meeting of creditors for purposes of commencing any such case or proceeding or seeking such an appointment or election, (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment or election, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment or election, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 15 days, (iii) the making by such party of a general assignment for the benefit of creditors, or (iv) the admission in writing by such party of such party's inability to pay such party's debts as they become due;

         (b) "Additional Purchased Securities", Securities provided by Seller to Buyer pursuant to Paragraph 4(a) hereof;

         (c) "Buyer's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of the Buyer's Margin Percentage to the Repurchase Price for such Transaction as of such date;

         (d) "Buyer's Margin Percentage", with respect to any Transaction as of any date, a percentage (which may be equal to the Seller's Margin Percentage) agreed to by Buyer and Seller or, in the absence of any such agreement, the percentage obtained by dividing the Market Value of the Purchased Securities on the Purchase Date by the Purchase Price on the Purchase Date for such Transaction;

         (e) "Confirmation", the meaning specified in Paragraph 3(b) hereof;

         (f) "Income", with respect to any Security at any time, any principal thereof and all interest, dividends or other distributions thereon;

         (g) "Margin Deficit", the meaning specified in Paragraph 4(a) hereof;

         (h) "Margin Excess", the meaning specified in Paragraph 4(b) hereof;

         (i) "Margin Notice Deadline", the time agreed to by the parties in the relevant Confirmation, Annex I hereto or otherwise as the deadline for giving notice requiring same-day satisfaction of margin maintenance obligations as provided in Paragraph 4 hereof (or, in the absence of any such agreement, the deadline for such purposes established in accordance with market practice);

         (j) "Market Value", with respect to any Securities as of any date, the price for such Securities on such date obtained from a generally recognized source agreed to by the parties or the most recent closing bid quotation from such a source, plus accrued Income to the extent not included therein (other than any income credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) as of such date (unless contrary to market practice for such Securities);





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         (k) "Price Differential", with respect to any Transaction as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction on a 360-day-per-year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction);

         (l) "Pricing Rate", the per annum percentage rate for determination of the Price Differential;

         (m) "Prime Rate", the prime rate of U.S. commercial banks as published in The Wall Street Journal (or, if more than one such rate is published, the average of such rates);

         (n) "Purchase Date", the date on which Purchased Securities are to be transferred by Seller to Buyer;

         (o) "Purchase Price", (i) on the Purchase Date, the price at which Purchased Securities are transferred by Seller to Buyer, and (ii) thereafter, except where Buyer and Seller agree otherwise, such price increased by the amount of any cash transferred by Buyer to Seller pursuant to Paragraph 4(b) hereof and decreased by the amount of any cash transferred by Seller to Buyer pursuant to Paragraph 4(a) hereof or applied to reduce Seller's obligations under clause (ii) of Paragraph 5 hereof;

         (p) "Purchased Securities", the Securities transferred by Seller to Buyer in a Transaction hereunder, and any Securities substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased Securities" with respect to any Transaction at any time also shall include Additional Purchased Securities delivered pursuant to Paragraph 4(a) hereof and shall exclude Securities returned pursuant to Paragraph 4(b) hereof;

         (q) "Repurchase Date", the date on which Seller is to repurchase the Purchased Securities from Buyer, including any date determined by application of the provisions of Paragraph 3(c) or 11 hereof;

         (r) "Repurchase Price", the price at which Purchased Securities are to be transferred from Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination;

         (s) "Seller's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of the Seller's Margin Percentage to the Repurchase Price for such Transaction as of such date;

         (t) "Seller's Margin Percentage", with respect to any Transaction as of any date, a percentage (which may be equal to the Buyer's Margin Percentage) agreed to by Buyer and Seller or, in the absence of any such agreement, the percentage obtained by dividing the Market Value of the Purchased Securities on the Purchase Date by the Purchase Price on the Purchase Date for such Transaction.

3.       Initiation; Confirmation; Termination

         (a) An agreement to enter into a Transaction may be made orally or in writing at the initiation of either Buyer or Seller. On the Purchase Date for the Transaction, the Purchased Securities shall be transferred to Buyer or its agent against the transfer of the Purchase Price to an account of Seller.

         (b) Upon agreeing to enter into a Transaction hereunder, Buyer or Seller (or both), as shall be agreed, shall promptly deliver to the other party a written confirmation of each Transaction (a "Confirmation"). The Confirmation shall describe the Purchased Securities (including CUSIP number, if any), Identify Buyer and Seller and set forth (i) the Purchase Date, (ii) the Purchase Price, (iii) the Repurchase Date, unless the Transaction is to be terminable on demand, (iv) the Pricing Rate or Repurchase Price applicable to the Transaction, and (v) any additional terms or conditions of the Transaction not inconsistent with this Agreement. The Confirmation, together with this Agreement, shall constitute conclusive evidence of the terms agreed between Buyer and Seller with respect to the Transaction to which the Confirmation relates, unless with respect to the Confirmation specific objection is made promptly after receipt thereof. In the event of any conflict between the terms of such Confirmation and this Agreement, this Agreement shall prevail.

         (c) In the case of Transactions terminable upon demand, such demand shall be made by Buyer or Seller, no later than such time as is customary in accordance with market practice, by telephone or otherwise on or prior to the business day on which such termination will be effective. On the date specified in such demand, or on the date fixed for termination in the case of Transactions having a fixed term, termination of the Transactions will be effected by transfer to Seller or its agent of the Purchased Securities and any income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) against the transfer of the Repurchase Price to an account of Buyer.

4.       Margin Maintenance

         (a) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Buyer is less than the aggregate Buyer's Margin Amount for all such Transactions (a "Margin Deficit"), then Buyer may by notice to Seller require Seller in such Transactions, at Seller's option, to transfer to Buyer cash or additional Securities reasonably acceptable to Buyer ("Additional Purchased Securities"), so that the cash and aggregate Market Value of the Purchased Securities, including any such Additional Purchased Securities, will thereupon equal or exceed such aggregate Buyer's Margin Amount (decreased by the amount of any Margin Deficit as of such date arising from any Transactions in which such Buyer is acting as Seller).

         (b) If at any time the aggregate Market Value of all Purchase Securities subject to all Transactions in which a particular party hereto is acting as Seller exceeds the aggregate Seller's Margin Amount for all such Transactions at such time (a "Margin Excess"), then Seller may by notice to Buyer require Buyer in such Transactions, at Buyer's option, to transfer cash or Purchased Securities to Seller, so that the aggregate Market Value of the Purchased Securities, after deduction of any such cash or any Purchased Securities so transferred, will thereupon not exceed such aggregate Seller's Margin Amount (increased by the amount of any Margin Excess as of such date arising from any Transactions in which such Seller is acting as Buyer).

         (c) If any notice is given by Buyer or Seller under subparagraph (a) or (b) of this Paragraph at or before the Margin Notice Deadline on any business day, the party receiving such notice shall transfer cash or Additional Purchased


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Securities as provided in such subparagraph no later than the close of business in the relevant market on such day. If any such notice is given after the Margin Notice Deadline, the party receiving such notice shall transfer such cash or Securities no later than the close of business in the relevant market on the next business day following such notice.

         (d) Any cash transferred pursuant to this Paragraph shall be attributed to such Transactions as shall be agreed upon by Buyer and Seller.

         (e) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer or Seller (or both) under subparagraphs (a) and (b) of this Paragraph may be exercised only where a Margin Deficit or Margin Excess, as the case may be, exceeds a specified dollar amount or a specified percentage of the Repurchase Prices for such Transactions (which amount or percentage shall be agreed to by Buyer and Seller prior to entering into any such Transactions).

         (f) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer and Seller under subparagraphs (a) and (b) of this Paragraph to require the elimination of a Margin Deficit or a Margin Excess, as the case may be, may be exercised whenever such a Margin Deficit or a Margin Excess exists with respect to any single Transaction hereunder (calculated without regard to any other Transaction outstanding under this Agreement).

5.       Income Payments

         Seller shall be entitled to receive an amount equal to all Income paid or distributed on or in respect of the Securities that is not otherwise received by Seller, to the full extent it would be so entitled if the Securities had not been sold to Buyer. Buyer shall, as the parties may agreed with respect to any Transaction (or, in the absence of any such agreement, as Buyer shall reasonably determine in its discretion), on the date such Income is paid or distributed either (i) transfer to or credit to the account of Seller such Income with respect to any Purchased Securities subject to such Transaction or (ii) with respect to Income paid in cash, apply the Income payment or payments to reduce the amount, if any, to be transferred to Buyer by Seller upon termination of such Transaction. Buyer shall not be obligated to take any action pursuant to the preceding sentence (A) to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to Buyer cash or Additional Purchased Securities sufficient to eliminate such Margin Deficit, or (B) if an Event of Default with respect to Seller has occurred and is then continuing at the time such Income is paid or distributed.

6.       Security Interest

         Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller of its obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Securities with respect to all Transactions hereunder and all Income thereon and other proceeds thereof.

7.       Payment and Transfer

         Unless otherwise mutually agreed, all transfers of funds hereunder shall be in immediately available funds. All Securities transferred by one party hereto to the other party (i) shall be in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignment in blank and such other documentation as the party receiving possession may reasonably request, (ii) shall be transferred on the book-entry system of a Federal Reserve Bank, or (iii) shall be transferred by any other method mutually acceptable to Seller and Buyer.

8.       Segregation of Purchased Securities

         To the extent required by applicable law, all Purchased Securities in the possession of Seller shall be segregated from other securities in its possession and shall be identified as subject to this Agreement. Segregation may be accomplished by appropriate identification on the books and records of the holder, including a financial or securities intermediary or a clearing corporation. All of Seller's interest in the Purchased Securities shall pass to Buyer on the Purchase Date and, unless otherwise agreed by Buyer and Seller, nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities or otherwise selling, transferring, pledging or hypothecating the Purchased Securities, but no such transaction shall relieve Buyer of its obligations to transfer Purchased Securities to Seller pursuant to Paragraph 3, 4 or 11 hereof, or of Buyer's obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Paragraph 5 hereof.

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     REQUIRED DISCLOSURE FOR TRANSACTIONS IN WHICH THE SELLER RETAINS CUSTODY
     OF THE PURCHASED SECURITIES

     Seller is not permitted to substitute other securities for those subject to this Agreement and therefore must keep Buyer's securities segregated at all times, unless in this Agreement Buyer grants Seller the right to substitute other securities. If Buyer grants the right to substitute, this means that Buyer's securities will likely be commingled with Seller's own securities during the trading day. Buyer is advised that, during any trading day that Buyer's securities are commingled with Seller's securities, they [will]* [may]** be subject to liens granted by Seller to [its clearing bank]* [third parties]** and may be used by Seller for deliveries on other securities transactions. Whenever the securities are commingled, Seller's ability to resegregate substitute securities for Buyer will be subject to Seller's ability to satisfy [the clearing]* [any]** lien or to obtain substitute securities.
     ------------------------------------------------------------------------

*Language to be used under 17 C.F.R. 403.4(e) If Seller is a government securities broker or dealer other than a financial Institution.

**Language to be used under 17 C.F.R. 403.5(d) If seller is a financial Institution.


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9.       Substitution

         (a) Seller may, subject to agreement with and acceptance by Buyer, substitute other Securities for any Purchased Securities. Such substitution shall be made by transfer to Buyer of such other Securities and transfer to Seller of such Purchased Securities. After substitution, the substituted Securities shall be deemed to be Purchased Securities.

         (b) In Transactions in which Seller retains custody of Purchased Securities, the parties expressly agree that Buyer shall be deemed, for purposes of subparagraph (a) of this Paragraph, to have agreed to and accepted in this Agreement substitution by Seller of other Securities for Purchased Securities; provided, however, that such other Securities shall have a Market Value at least equal to the Market Value of the Purchased Securities for which they are substituted.

10.      Representations

         Each of Buyer and Seller represents and warrants to the other that (i) it is duly authorized to execute and deliver this Agreement, to enter into Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (ii) it will engage in such Transactions as principal (or, if agreed in writing, in the form of an annex hereto or otherwise, in advance of any Transaction by the other party hereto, as agent for a disclosed principal),
(iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal), (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect and (v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected. On the Purchase Date for any Transaction Buyer and Seller shall each be deemed to repeat all the foregoing representations made by it.

11.      Events of Default

         In the event that (i) Seller fails to transfer or Buyer fails to purchase Purchased Securities upon the applicable Purchase Date, (ii) Seller fails to repurchase or Buyer fails to transfer Purchased Securities upon the applicable Repurchase Date, (iii) Seller or Buyer fails to comply with Paragraph 4 hereof, (iv) Buyer fails, after one business day's notice, to comply with Paragraph 5 hereof, (v) an Act of Insolvency occurs with respect to Seller or Buyer, (vi) any representation made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated, or (vii) Seller or Buyer shall admit to the other its inability to, or its intention not to, perform any of its obligations hereunder (each an "Event of Default"):

         (a) The nondefaulting party may, at its option (which options shall be deemed to have been exercised immediately upon the of an Act of Insolvency), declare an Event of Default to have occurred hereunder and, upon the exercise or deemed exercise of such option, the Repurchase Date for each Transaction hereunder shall, if it has not already occurred, be deemed immediately to occur (except that, in the event that the Purchase Date for any Transaction has not yet occurred as of the date of such exercise or deemed exercise, such Transaction shall be deemed immediately canceled). The nondefaulting party shall (except upon the occurrence of an Act of Insolvency) give notice to the defaulting party of the exercise of such option as promptly as practicable.

         (b) In all Transactions in which the defaulting party is acting as Seller, if the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Paragraph, (i) the defaulting party's obligations in such Transactions to repurchase all Purchased Securities, at the Repurchase Price therefor on the Repurchase Date determined in accordance with subparagraph (a) of this Paragraph, shall thereupon become immediately due and payable, (ii) all Income paid after such exercise or deemed exercise shall be retained by the nondefaulting party and applied to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder, and (iii) the defaulting party shall immediately deliver to the nondefaulting party any Purchased Securities subject to such Transactions then in the defaulting party's possession or control.

         (c) In all Transactions in which the defaulting party is acting as Buyer, upon tender by the nondefaulting party of payment of the aggregate Repurchase Prices for all such Transactions, all right, title and interest in and entitlement to all Purchased Securities subject to such Transactions shall be deemed transferred to the nondefaulting party, and the defaulting party shall deliver all such Purchased Securities to the nondefaulting party.

         (d) If the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Paragraph, the nondefaulting party, without prior notice to the defaulting party, may:

               (i) as to Transactions in which the defaulting party is acting as Seller, (A) immediately sell, in a recognized market (or otherwise in a commercially reasonable manner) at such price or prices as the nondefaulting party may reasonably deem satisfactory, any or all Purchased Securities subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Securities, to give the defaulting party credit for such Purchased Securities in an amount equal to the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source, against the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder; and

               (ii) as to Transactions in which the defaulting party is acting as Buyer, (A) immediately purchase, in a recognized market (or otherwise in a commercially reasonably manner) at such price or prices as the nondefaulting party may reasonable deem satisfactory, securities ("Replacement Securities") of the same class and amount as any Purchased Securities that are not delivered by the defaulting party to the nondefaulting party as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement Securities, to be deemed to have purchased Replacement Securities at the price therefor on such date, obtained from a generally recognized source or the most recent closing offer quotation from such a source.


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         Unless otherwise provided in Annex I, the parties acknowledge and agree that (1) the Securities subject to any Transaction hereunder are instruments traded in a recognized market, (2) in the absence of a generally recognized source for prices or bid or offer quotations for any Security, the nondefaulting party may establish the source therefor in its sole discretion and (3) all prices, bids and offers shall be determined together with accrued Income (except to the extent contrary to market practice with respect to the relevant Securities).

         (e) As to Transactions in which the defaulting party is acting as Buyer, the defaulting party shall be liable to the nondefaulting party for any excess of the price paid (or deemed paid) by the nondefaulting party for Replacement Securities over the Repurchase Price for the Purchased Securities replaced thereby and for any amounts payable by the defaulting party under Paragraph 5 hereof or otherwise hereunder.

         (f) For purposes of this Paragraph 11, the Repurchase Price for each Transaction hereunder in respect of which the defaulting party is acting as Buyer shall not increase above the amount of such Repurchase Price for such Transaction determined as of the date of the exercise or deemed exercise by the nondefaulting party of the option referred to in subparagraph (a) of this Paragraph.

         (g) The defaulting party shall be liable to the nondefaulting party for (i) the amount of all reasonable legal or other expenses incurred by the nondefaulting party in connection with or as a result of an Event of Default,
(ii) damages in an amount equal to the cost (including all fees, expenses and commissions) of entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of an Event of Default, and (iii) any other loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default in respect of a Transaction.

         (h) To the extent permitted by applicable law, the defaulting party shall be liable to the nondefaulting party for interest on any amounts owing by the defaulting party hereunder, from the date the defaulting party becomes liable for such amounts hereunder until such amounts are (i) paid in full by the defaulting party or (ii) satisfied in full by the exercise of the nondefaulting party's rights hereunder. Interest on any sum payable by the defaulting party to the nondefaulting party under this Paragraph 11(h) shall be at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate.

         (i) The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

12.      Single Agreement

         Buyer and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

13.      Notices and Other Communications

         Any and all notices, statements, demands or other communications hereunder may be given by a party to the other by mail, facsimile, telegraph, messenger or otherwise to the address specified in Annex II hereto, or so sent to such party at any other place specified in a notice of change of address hereafter received by the other. All notices, demands and requests hereunder may be made orally, to be confirmed promptly in writing, or by other communication as specified in the preceding sentence.

14.      Entire Agreement; Severability

         This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for Repurchase Transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

15.      Non-assignability; Termination

         (a) The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by either party without the prior written consent of the other party, and any such assignment without the prior written consent of the other party shall be null and void. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement may be terminated by either party upon giving written notice to the other, except that this Agreement shall, notwithstanding such notice, remain applicable to any Transactions then outstanding.

         (b) Subparagraph (a) of this Paragraph 15 shall not preclude a party from assigning, charging or otherwise dealing with all or any part of its interest in any sum payable to it under Paragraph 11 hereof.

16.      Governing Law

         This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

17.      No Waivers, Etc.

         No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event

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of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to Paragraph 4(a) or 4(b) hereof will not constitute a waiver of any right to do so at a later date.

18.      Use of Employee Plan Assets

         (a) If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited Transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

         (b) Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only if Seller furnishes or has furnished to Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

         (c) By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyer that since the date of Seller's latest such financial statements, there has been no material adverse change in Seller's financial condition which Seller has not disclosed to Buyer, and (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Plan Party.

19.      Intent

         (a) The parties recognize that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Securities subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

         (b) It is understood that either party's right to liquidate Securities delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

         (c) The parties agree and acknowledge that if a party hereto is an "insured depository institution," as such term is defined in the Federal Deposit Insurance Act, as amended ("FDIA"), then each Transaction hereunder is a "qualified financial contract," as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

         (d) It is understood that this Agreement constitutes a "netting contract" as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a "covered contractual payment entitlement" or "covered contractual payment obligation", respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a "financial institution" as that term is defined in FDICIA).

20.      Disclosure Relating to Certain Federal Protections

         The parties acknowledge that they have been advised that:

         (a) In the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SIPA") do not protect the other party with respect to any Transaction hereunder;

         (b) In the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

         (c) In the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.

                                      PRUDENTIAL-BACHE INTERNATIONAL, LTD.



                                      By: /s/ PAUL McCORMICK
                                         --------------------------------------

                                      Title:  V.P.
                                            -----------------------------------
                                      Date:   9/30/98
                                           ------------------------------------

                             [SIGNATURES CONTINUE]

                                      AMRESCO CAPITAL TRUST


                                      By: /s/ JOHN JUMONVILLE
                                         --------------------------------------

                                      Title:  V.P.
                                            -----------------------------------
                                      Date:   9/15/98
                                           ------------------------------------

                                      AMREIT RMBS I, INC.


                                      By: /s/ JOHN JUMONVILLE
                                         --------------------------------------

                                      Title:  V.P.
                                            -----------------------------------
                                      Date:   9/15/98
                                           ------------------------------------

                                      AMREIT CMBS I, INC.


                                      By: /s/ JOHN JUMONVILLE
                                         --------------------------------------

                                      Title:  V.P.
                                            -----------------------------------
                                      Date:   9/15/98
                                           ------------------------------------

                                      AMREIT II, INC.


                                      By: /s/ JOHN JUMONVILLE
                                         --------------------------------------

                                      Title:  V.P.
                                            -----------------------------------
                                      Date:   9/15/98
                                           ------------------------------------

                                    ANNEX I


         This Annex I forms a part of the Master Repurchase Agreement dated as of July 1, 1998 (the "Agreement") between (A) PRUDENTIAL-BACHE INTERNATIONAL, LTD. ("Buyer") and (B) AMREIT CAPITAL TRUST, AMREIT CMBS I, INC., AMREIT
RMBS I, INC., and AMREIT II, INC. (collectively "Seller"). Capitalized terms used but not defined in this Annex I shall have the meanings ascribed to them in the Agreement.

1. Other Applicable Annexes. The following Annexes also form a part of the Agreement:

         (a) Annex II Names and Addresses for Communication between Parties

         (b) Annex III (International Transactions)

         (c) Annex IV (Party Acting as Agent)

         (d) Annex V (Margin for Forward Transactions)

2. For purposes of the Agreement, the following terms shall have the meanings hereto ascribed:

         (a) "Advance Rate" means, with respect to each Eligible Asset, the applicable rate determined in accordance with Schedule I attached hereto.

         (b) "Aggregate Purchase Price" at any time means the sum of the Purchase Prices of all outstanding Purchased Securities (or with respect to the sublimits specified below, the sum of the Purchase Prices of all outstanding Purchased Securities of the type described); provided, however, that the Aggregate Purchase Price shall not exceed $60,000,000 for any CMBS rated "BB" or below by any Rating Agency (as hereinafter defined) and shall not exceed $40,000,000 for any CMBS rated B or below by any Rating Agency.

         (c) "Business Day" means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the State of New York or the State of Texas are authorized or obligated by law or executive order to be closed.

         (d) "CMBS" means commercial or multifamily mortgage backed securities.

         (e) "Eligible Assets" means (i) CMBS rated "AAA" through "B-" by any of Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Duff & Phelps Credit Rating Co., Fitch IBCA, Inc. or Moody's Investor Services (collectively, the "Rating Agencies"), and (ii) RMBS rated "AAA" through "B" by any of the Rating Agencies.

         (f) "Eurodollar Business Day" means a Business Day in New York on which commercial banks are open for international business (including dealings in deposits in U.S. dollars) in London.

         (g) "LIBOR" means (i) the rate (expressed as a percentage per annum) for one-month deposit in U.S. dollars that appears on Telerate Page 3750 as of 11:00 a.m., New York City time on the applicable Eurodollar Business Day for such period or (ii) if such rate does not appear on Telerate Page 3750 as of 11:00 a.m. New York City time, on the applicable Eurodollar Business Day, the rate (expressed as a percentage per annum) for one-month deposit in U.S. dollars as reported by Morgan Guaranty Trust Company of New York (or such other prime bank as Buyer shall designate).

         (h) "Margin Notice Deadline" means 10:00 a.m. New York City time.

         (i) "RMBS" means a series of one- to four-family residential mortgage backed securities.

3. The definition of "Market Value" in Section 2(j) is amended by adding thereto after "a generally recognized source agreed to by the Parties" the following: "(and, in the absence of such agreement, as reasonably determined by Buyer in accordance with commercially reasonable standards)".

4. Notwithstanding the definition of Purchase Price in Paragraph 2 of the Agreement and the provisions of Paragraph 4 of the Agreement (i) the Purchase Price will not be increased or decreased by the amount of any cash transferred by one party to the other pursuant to Paragraph 4 of the Agreement, and (ii) the transfer of such cash shall be treated as if it constituted a transfer of Purchased Securities (with a Market Value equal to the U.S. dollar amount of such cash) pursuant to Paragraph 4(a) or (b), as the case may be.

5. The Purchase Price for the Purchased Securities for each Transaction will be the product of the applicable Advance Rate(s) multiplied by the Market Value of such Purchased Securities. The Pricing Rate for each Transaction, as adjusted from month to month, will be the sum of (i) the pricing spread expressed as basis points corresponding to the applicable Advance Rate and type of Securities (either CMBS or RMBS) involved, all as determined in accordance with Schedule I and (ii) LIBOR as determined by Buyer as of 11:00 a.m. on the second Eurodollar Business Day immediately preceding each of (x) the related Purchase Date and (y) the first day of each succeeding calendar month. Purchased Securities shall be limited to Eligible Assets and the Aggregate Purchase Price shall not exceed $100,000,000 at any time.

6. Subparagraph (e) of Paragraph 4 of the Agreement is amended by adding the following at the end thereof:

         "Unless otherwise changed in writing by Buyer, with respect to subparagraphs (a) and (b) of this Paragraph 4 the Margin Deficit and Margin Excess must exceed 2% of the aggregate Market Value of Purchased Securities before either Seller or Buyer, as applicable, shall be required to transfer any funds or Securities."

7. Notwithstanding anything to the contrary provided in Paragraph 11 or any other Paragraph of this Agreement should an Event of Default under Paragraph 11 exist with respect to Seller that is not cured within any applicable cure period, Buyer's sole recourse shall be limited to exercising its rights with respect to the Purchased Securities and any Income related thereto, and Seller's liability for any amounts owed to Buyer under this Agreement shall be limited to the Purchased Securities.

8. The following paragraphs (c) and (d) shall be added to Paragraph 9 of the Agreement:

         "(c) In the case of any Transaction for which the Repurchase Date is other than the Business Day immediately following the Purchase Date and with respect to which Seller does not have any existing right to substitute substantially the same Securities for the Purchased Securities, Seller shall have the right, subject to the provisions of this sentence, upon notice to Buyer, which notice shall be given at or prior to 10 a.m. (New York City time) on such Business Day, to substitute substantially the same Securities for any Purchased Securities; provided, however, that Buyer may elect, by the close of business on the Business Day notice is received, or by the close of the next Business Day if notice is given after 10 a.m. (New York City time) on such day, not to accept such substitution. In the event such substitution is accepted by Buyer, such substitution shall be made by Seller's transfer to Buyer of such other Securities and Buyer's transfer to Seller of such Purchased Securities, and after such substitution, the substituted Securities shall be deemed to be Purchased Securities. In the event Buyer elects not to accept such substitution, Seller shall have the unilateral right, at its option, to terminate the Transaction by paying to Buyer the Repurchase Price.

         (d) In the event Seller exercises its right to substitute or terminate under subparagraph (c), Seller shall be obligated to pay to Buyer, by the close of the Business Day of such substitution or termination, as the case may be, an amount equal to (A) Buyer's actual cost (including all fees, expenses and commissions) of (i) entering into replacement transactions; (ii) entering into or terminating hedge transactions; and/or (ii) terminating transactions or substituting securities in like transactions with third parties in connection with or as a result of such substitution or termination, and (B) to the extent Buyer determines not to enter into replacement transaction, the loss incurred by Buyer directly arising or resulting from such substitution or termination. The foregoing amounts shall be solely determined and calculated by Buyer in good faith."

9. Paragraph 13 of the Agreement is amended by deleting the text thereof and replacing it with the following:

         "Any notice or communication with respect to the Agreement will be sufficiently given to a party if it is in writing and delivered in person, sent by certified or registered mail (airmail, if overseas) or the equivalent (with return receipt requested) or by overnight courier requiring a signature by the recipient or given by telecopier or telex (with answer back receipt) at the address or telecopy number for such parties set forth on Annex II hereto. A notice or communication will be effective:

         1. if delivered by hand or sent by overnight courier, on the day and time it is delivered;

         2.  if sent by telex, on the day recipient answer back is received;

         3. if sent by telecopier, on the day it is sent and its receipt is confirmed;

         4. if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested) three days after dispatch if the recipient's address for notice is in the same country as the place of dispatch or otherwise seven days after dispatch; or

         5. if given by telephone and confirmed by one of the preceding forms of notice no later than the next Business Day on the date given by telephone.

         either party may by notice to the other change the address or telecopier number or telex number at which notices or communications are to be given to it."

10. Paragraph 15(a) of the Agreement is amended by deleting the period at the end of the first sentence thereof and adding the following:

         "; provided, however, Buyer's consent to the assignment of this Agreement shall not be required for an assignment by Seller to any wholly-owned subsidiary of AMRESCO Capital Trust, a Texas real estate investment trust (such assignee the "Permitted Assignee") if (i) Seller shall provide Buyer with written notice of such assignment and
         (ii) the Permitted Assignee shall execute and deliver to Buyer a written agreement, reasonably satisfactory to Seller and Buyer, wherein the Permitted Assignee accepts the assignment and assumes all obligations of Seller under this Agreement." No such assignment shall relieve the assignor of any liability hereunder.

11. The Agreement is amended by deleting the last sentence of Paragraph 15(a) and inserting the following:

         "The term of this Agreement shall be for a period of two years, commencing July 1, 1998, unless sooner terminated following an Event of Default by written notice from the nondefaulting party."

12.      The Agreement is amended by adding the following Paragraph 21:

         "21. CONFLICT.

              In the event of any conflict between the terms of this Agreement and any Annex hereto (including, without limitation, this Annex I), the terms of such Annex shall prevail."

PRUDENTIAL-BACHE INTERNATIONAL, LTD.         AMREIT CMBS I, INC.


By: /s/ PAUL McCORMICK                       By: /s/ JOHN JUMONVILLE
   --------------------------                  --------------------------------
        Paul McCormick                               John Jumonville

Title:  V.P.                                 Title:  V.P.
      -----------------------                      ---------------------------

Date:  9/30/98                               Date:   9/15/98
      -----------------------                      ---------------------------

AMRESCO CAPITAL TRUST                        AMREIT II, INC.


By:  /s/ JOHN JUMONVILLE                     By: /s/ JOHN JUMONVILLE
   --------------------------                  --------------------------------
         John Jumonville                             John Jumonville

Title:   V.P.                                Title:  V.P.
      -----------------------                      ---------------------------

Date:    9/15/98                              Date:  9/15/98
      -----------------------                      ---------------------------


AMREIT RMBS I, INC.


By: /s/ JOHN JUMONVILLE
   --------------------------
        John Jumonville

Title:  V.P.
      -----------------------

Date:   9/15/98
      -----------------------

                                   SCHEDULE I

                                   TO ANNEX I

                        Advance Rates and Pricing Spread



Pricing Grid


Ratings           Advance           CMBS            Advance             RMBS
                  Rate                                Rate

AAA               95%                20               95%               37.5

IO                90%                20               80%                100

AA                95%                20               95%               37.5

A                 80%                20               80%                 50

BBB               80%                25               80%               62.5

BB                75%               100               75%                 75

B                 70%               135               70%                125

B-                60%               150               60%                150

                                    ANNEX II

              Names and Address for Communications Between Parties


AMRESCO Capital Trust
700 North Pearl Street
Suite 2400, LB 342
Dallas, Texas 75201-7424
Telephone:        214-953-7733
Facsimile:        214-953-7757
Attention:        President and General Counsel

PRUDENTIAL-BACHE INTERNATIONAL, LTD.
9 Devonshire Square
London EC2M 4HP, England
Attention:        Paul McCormack, Vice President
Telephone:        011-44-171-548 4500

                                   ANNEX III

                           INTERNATIONAL TRANSACTIONS


This Annex III (including any Schedules hereto) forms a part of the Master Repurchase Agreement dated as of July 1, 1998 (the "Agreement") between PRUDENTIAL-BACHE INTERNATIONAL, LTD. and AMRESCO CAPITAL TRUST, AMREIT CMBS
I, INC., AMREIT RMBS I, INC. and AMREIT II, INC. Capitalized terms used but not defined in this Annex III shall have the meaning ascribed to them in the Agreement.

1.  Definitions. For purposes of the Agreement and this Annex III:

    (a) The following terms shall have the following meanings:

         "Base Currency", United States dollar or such other currency as Buyer and Seller may agree in the Confirmation with respect to any International Transaction or otherwise in writing;

         "Business Day" or "business day":

           (i) relation to any International Transaction which (A) involves an International Security and (B) is to be settled through CEDEL or Euroclear, a day on which CEDEL or, as the case may be, Euroclear is open to settle business in the currency in which the Purchase Price and the Repurchase Price are denominated;

           (ii) in relation to any International Transaction which (A) involves an International Security and (B) is to be settled through a settlement system other than CEDEL or Euroclear, a day on which that settlement system is open to settle such International Transaction;

           (iii) in relation to any International Transaction which involves a delivery of Securities not falling within (i) or (ii) above, a day on which banks are open for business in the place where delivery of the relevant Securities is to be effected; and

           (iv) in relation to any International Transaction which involves an obligation to make a payment not falling within (i) or
                   (ii) above, a day other than a Saturday or Sunday on which banks are open for business in the principal financial center of the country of which the currency in which the payment is denominated is the official currency and, if different, in the place where any account designated by the parties for the making or receipt of the payment is situated (or, in the case of ECU, a day on which ECU clearing operates);

                  "CEDEL", CEDEL Bank, socie'te anonyme;

                  "Contractual Currency", the currency in which the International Securities subject to any International Transaction are denominated or such other currency as may be specified in the Confirmation with respect to any International Transaction;

                  "Euroclear", Morgan Guaranty Trust Company of New York, Brussels Branch, as operator of the Euroclear System;

                  "International Security", any Security that (i) is denominated in a currency other than United States dollars or
                  (ii) is capable of being cleared through a clearing facility outside the United States or (iii) is issued by an issuer organized under the laws of a jurisdiction other than the United States (or any political subdivision thereof);

                  "International Transaction", any Transaction involving (i) an International Security or (ii) a party organized under the laws of a jurisdiction other than the United States (or any political subdivision thereof) or having its principal place of business outside the United States or (iii) a branch or office outside the United States designated in Annex I by a party organized under the laws of the United States (or any political subdivision thereof) as an office through which that party may act;

                  "LIBOR", in relation to any sum in any currency, the offered rate for deposits for such sum in such currency for a period of three months which appears on the Reuters Screen LIBO page as of 11:00 A.M., London time, on the date on which it is to be determined (or, if more than one such rate appears, the arithmetic mean of such rates);

                  "Spot Rate", where an amount in one currency is to be converted into a second currency on any date, the spot rate of exchange of a comparable amount quoted by Buyer and Seller, for the sale by such bank of such second currency against a purchase by it of such first currency.

    (b) Notwithstanding Paragraph 2 of the Agreement, the term "Prime Rate" shall mean, with respect to any International Transaction, LIBOR plus a spread, as may be specified in the Confirmation with respect to any International Transaction or otherwise in writing.

2. Manner of Transfer. All transfers of International Securities (i) shall be in suitable form for transfer and accompanied by duly executed instruments of transfer or assignment in blank (where required for transfer) and such other documentation as the transferee may reasonably request, or (ii) shall be transferred through the book-entry system of Euroclear or CEDEL, or
    (iii) shall be transferred through any other agreed securities clearing system or (iv) shall be transferred by any other method mutually acceptable to Seller and Buyer.

3.  Contractual Currency.

    (a) Unless otherwise mutually agreed, all funds transferred in respect of the Purchase Price or the Repurchase Price in any International Transaction shall be in the Contractual Currency.

    (b) Notwithstanding subparagraph (a) of this Paragraph 3, the payee of any payment may, at its option, accept tender thereof in any other currency; provided, however, that, to the extent permitted by applicable law, the obligation of the payor to make such payment will be discharge only to the extent of the amount of the Contractual Currency that such payee may, consistent with normal banking procedures, purchase with such other currency (after deduction of any premium and costs of exchange) for delivery within the customary delivery period for spot transactions in respect of the relevant currency.

    (c) If for any reason the amount in the Contractual Currency so received, including amounts received after conversion of any recovery under any judgment or order expressed in a currency other than the Contractual Currency, falls short of the amount in the Contractual Currency due in respect of the Agreement, the party required to make the payment shall (unless an Event of Default has occurred and such party is the nondefaulting party) as a separate and independent obligation (which shall not merge with any judgment or any payment or any partial payment or enforcement of payment) and to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall.

    (d) If for any reason the amount of the Contractual Currency received by one party hereto exceeds the amount in the Contractual Currency due such party in respect of the Agreement, then (unless an Event of Default has occurred and such party is the nondefaulting party) the party receiving the payment shall refund promptly the amount of such excess.

4. Notices. Any and all notices, statements, demands or other communications with respect to International Transactions shall be given in accordance with Paragraph 13 of the Agreement and shall be in the English language.

5.  Taxes.

    (a) Transfer taxes, stamp taxes and all similar costs with respect to the transfer of Securities shall be paid by Seller.

    (b)    (i)   Unless otherwise agreed, all money payable by on party
                 (the "Payor") to the other (the "Payee") in respect of any International Transaction shall be paid free and clear of, and without withholding or deduction for, any taxes or duties of whatsoever nature imposed, levied, collected, withheld or assessed by any authority having power to tax (a "Tax"), unless the withholding or deduction of such Tax is required by law. In that even, unless otherwise agreed, Payor shall pay such additional amounts as will result in the net amounts receivable by Payee (after taking account of such withholding or deduction) being equal to such amounts as would have been received by Payee had no such Tax been required to be withheld or deducted; provided that for purposes of Paragraphs 5 and 6 the term "Tax" shall not include any Tax that would not have been imposed but for the existence of any present or former connection between Payee and the jurisdiction imposing such Tax other than the mere receipt of payment from Payor or the performance of Payee's obligations under an International
                 Transaction. The parties acknowledge and agree, for the avoidance of doubt, that the amount of Income required to be transferred, credited or applied by Buyer for the benefit of Seller under Paragraph 5 of the Agreement shall be determined without taking into account ant Tax required to be withheld or deducted from such Income, unless otherwise agreed.

          (ii) In the case of any Tax required to be withheld or deducted from any money payable to a party hereto acting as Payee by the other party hereto acting as Payor, Payee agrees to deliver to Payor (or, if applicable, to the authority imposing the Tax) any certificate or document reasonably requested by Payor that would entitle Payee to an exemption from, or reduction in the rate of, withholding or deduction of Tax from money payable by Payor to Payee.

         (iii) Each party hereto agrees to notify the other party of any circumstance known or reasonably known to it (other than a Change of Tax Law, as defined in Paragraph 6 hereof) that causes a certificate or document provided by it pursuant to subparagraph (b)(ii) of this Paragraph to fail to be true.

          (iv) Notwithstanding subparagraph (b)(i) of this Paragraph, no additional amounts shall be payable by Payor to Payee in respect of an International Transaction to the extent that such additional amounts are payable as a result of a failure by Payee to comply with its obligations under subparagraph (b)(ii) or (b)(iii) of this Paragraph with respect to such International Transaction.

6.  Tax Event.

    (a) This Paragraph 6 shall apply if either party notifies the other, with respect to a Tax required to be collected by withholding or deduction that -

           (i) any action taken by a taxing authority or brought in a court of competent jurisdiction after the date of an International Transaction is entered into, regardless of whether such action is taken or brought with respect to a party to the Agreement; or

          (ii) a change in the fiscal or regulatory regime after the date of International Transaction is entered into, (each, a "Change of Tax Law") has or will, in the notifying party's reasonable opinion, have a materiel adverse effect on such party in the context of an International Transaction.

    (b) If so requested by the other party, the notifying party will furnish the other party with an opinion of a suitably qualified adviser that an event referred to in subparagraph (a)(i) or (a)(ii) of this Paragraph 6 has occurred and affects the notifying party.

    (c) Where this Paragraph 6 applies, the party giving the notice referred to in subparagraph (a) above may, subject to subparagraph (d) below, terminate the International Transaction effective from a date specified in the notice, not being earlier (unless so agreed by the other party) than 30 days after the date of such notice, by nominating such date as the Repurchase Date.

    (d) If the party receiving the notice referred to in subparagraph (a) of this Paragraph 6 so elects, it may override such notice by giving a counter-notice to the other party. If a counter-notice is given, the party which gives such counter-notice will be deemed to have agreed to indemnify the other party against the adverse effect referred to in subparagraph (a) of this Paragraph 6 so far as it relates to the relevant International Transaction and the original Repurchase Date will continue to apply.

    (e) Where an International Transaction is terminated as described in this Paragraph 6, the party which has given the notice to terminate shall indemnify the other party against any reasonable legal and other professional expenses incurred by the other party by reason of the termination, but the other party may not claim any sum constituting consequential loss or damage in respect of a termination in accordance with this Paragraph 6.

    (f) This Paragraph 6 is without prejudice to Paragraph 5 of this Annex III; but an obligation to pay additional amounts pursuant to Paragraph 5 of this Annex III may, where appropriate, be a circumstance which causes this Paragraph 6 to apply.

7. Margin. In the calculation of "Margin Deficit" and "Margin Excess" pursuant to Paragraph 4 of the Agreement, all sums not denominated in the Base Currency shall be deemed to be converted into the Base Currency at the Spot Rate on the date of such calculation.

8.  Events of Default.

    (a) In addition to the Events of Default set forth in Paragraph 11 of the Agreement, it shall be an additional "Event of Default" if either party fails, after on business day's notice, to perform any covenant or obligation required to be performed by it under this Annex III, including, without limitation, the payment of taxes or additional amounts as required by Paragraph 5 of this Annex III.

    (b) In addition to the other rights of a nondefaulting party under Paragraph 11 of the Agreement, following an Event of Default, the nondefaulting party may, at any time at its option, effect the conversion of any currency into a different currency of its choice at the Spot Rate on the date of the exercise of such option and offset obligations of the defaulting party denominated in different currencies against each other.

                                 SCHEDULE III.A

           INTERNATIONAL TRANSACTIONS RELATING TO [RELEVANT COUNTRY]

This Schedule III.A forms a part of Annex III to the Master Repurchase Agreement dated as of __________________, 19____ (the "Agreement" between ____________________________ and __________________________________.
Capitalized terms used but not defined in this Schedule III.A shall have the meaning ascribed to them in Annex III.




               [Insert provisions applicable to relevant country]

                                    ANNEX IV

                             PARTY ACTING AS AGENT


This Annex IV forms a part of the Master Repurchase Agreement dated as of JULY 1, 1998 (the "Agreement") between PRUDENTIAL-BACHE INTERNATIONAL, LTD. and AMRESCO CAPITAL TRUST, AMREIT CMBS I, INC., AMREIT RMBS I, INC. and AMREIT II, INC. This Annex IV sets forth the terms and conditions governing all transactions in which a party selling securities or buying securities, as the case may be )"Agent"), in a Transaction is acting as agent for one or more third parties (each, a "Principal"). Capitalized terms used but not defined in this Annex IV shall have the meanings ascribed to them in the Agreement.

1. Additional Representations. In addition to the representations set forth in Paragraph 10 of the Agreement, Agent hereby makes the following representations, which shall continue during the term of any Transaction:
    Principal has duly authorized Agent to execute and deliver the Agreement on its behalf, has the power to so authorize Agent and to enter into the Transactions contemplated by the Agreement and to perform the obligations of Seller or Buyer, as the case may be, under such Transactions, and has taken all necessary action to authorize such execution and delivery by Agent and such performance by it.

2. Identification of Principals. Agent agrees (a) to provide the other party, prior to the date on which the parties agree to enter into any transaction under the Agreement, with a written list of Principals for which it intends to act as Agent (which list may be amended in writing from time to time with the consent of the other party), and (b) to provide the other party, before the close of business on the next business day after orally agreeing to enter into a Transaction, with notice of the specific Principal or Principals for whom it is acting in connection with such Transaction. If (i) Agent fails to identify such Principal or Principals prior to the close of business on such next business day or (ii) the other party shall determine in its sole discretion that any Principal or Principals identified by Agent are not acceptable to it, the other party may reject and rescind any Transaction with such Principal or Principals, return to Agent any Purchased Securities or portion of the Purchase Price, as the case may be, previously transferred to the other party and refuse any further performance under such Transaction, and Agent shall immediately return to the other party any portion of the Purchase Price or Purchased Securities, as the case may be, previously transferred to Agent in connection with such Transaction; provided, however, that (A) the other party shall promptly (and in any event within one business day) notify Agent of its determination to reject and rescind such Transaction and (B) to the extent that any performance was rendered by any party under any Transaction rejected by the other party, such party shall remain entitled to any Price Differential or other amounts that would have been payable to it with respect to such performance if such Transaction had not been rejected. The other party acknowledges that Agent shall not have any obligation to provide it with confidential information regarding the financial status of its Principals; Agent agrees, however, that it will assist the other party in obtaining from Agent's Principals such information regarding the financial status of such Principals as the other party may reasonably request.

3. Limitation of Agent's Liability. The parties expressly acknowledge that if the representations of Agent under the Agreement, including this Annex IV, are true and correct in all material respects during the term of any Transaction and Agent otherwise complies with the provisions of this Annex IV, then (a) Agent's obligations under the Agreement shall not include a guarantee of performance by its Principal or Principals and (b) the other party's remedies shall not include a right of set off in respect of rights or obligations, if any, of Agent arising in other transaction in which Agent is acting as principal.

4.  Multiple Principals.

    (a) In the event that Agent proposes to act for more than one Principal hereunder, Agent and the other party shall elect whether (i) to treat Transactions under the Agreement as transactions entered into on behalf of separate Principals or (ii) to aggregate such Transactions as if they were transactions by a single Principal. Failure to make such an election in writing shall be deemed an election to treat Transactions under the Agreement as transactions on behalf of separate Principals.

    (b) In the event that Agent and the other party elect (or are deemed to elect) to treat Transactions under the Agreement as transaction on behalf of separate Principals, the parties agree that (i) Agent will provide the other party, together with the notice described in Paragraph 2(b) of this Annex IV, notice specifying the portion of each Transaction allocable to the account of each of the Principals for which it is acting (to the extent that any such Transaction is allocable to the account of more than one Principal); (ii) the portion of any individual Transaction allocable to each Principal shall be deemed a separate Transaction under the Agreement; (iii) the margin maintenance obligations of Buyer and Seller under Paragraph 4 of the Agreement shall be determined on a Transaction-by-Transaction basis (unless the parties agree to determine such obligations on a Principal-by-Principal basis); and (iv) Buyer's and Seller's remedies under the Agreement had entered into a separate Agreement with the other party on behalf of each of its Principals.

    (c) In the event that Agent and the other party elect to treat Transactions under the Agreement as if they were transactions by a single Principal, the parties agree that (i) Agent's notice under Paragraph 2(b) of this Annex IV need only identify the names of its Principals but not the portion of each Transaction allocable to each Principal's account; (ii) the margin maintenance obligations of Buyer and Seller under Paragraph 4 of the Agreement shall, subject to any greater requirement imposed by applicable law, be determined on an aggregate basis for all Transactions entered into by Agent on behalf of any Principal, and (iii) buyer's and Seller's remedies upon the occurrence of an Event of Default shall be determined as if all Principals were a single Seller or Buyer, as the case may be.

    (d) Notwithstanding any other provision of the Agreement (including, without limitation, this Annex IV), the parties agree that any Transactions by Agent on behalf of an employee benefit plan under ERISA shall be treated as Transactions on behalf of separate Principals in accordance with Paragraph 4(b) of this Annex IV (and all margin maintenance obligations of the parties shall be determined on a Transaction-by-Transaction basis).

5. Interpretation of Terms. All references to "Seller" or "Buyer", as the case may be, in the Agreement shall, subject to the provisions of this Annex IV (including, among other provisions, the limitations on Agent's liability in Paragraph 3 of this Annex IV), be construed to reflect that (i) each Principal shall have, in connection with any Transaction or Transactions entered into by Agent on its behalf, the entering into such Transaction or Transactions with the other party under the Agreement, and (ii) Agent's Principal or Principals have designated Agent as their sole agent for performance of Seller's obligations to Buyer or buyer's obligations to Seller, as the case may be, and for receipt of performance by Buyer of its obligations to Seller or Seller of its obligations to Buyer, as the case may be, in connection with any Transaction or Transactions under the Agreement (including, among other things, as Agent for each Principal in connection with transfers of Securities, cash or other property and as agent for giving and receiving all notices under the Agreement). Both Agent and its Principal or Principals shall be deemed "parties" to the Agreement and all references to a "party" or "either party" in the Agreement shall be deemed revised accordingly (and any Act of Insolvency with respect to Agent or any other Event of Default by Agent under Paragraph 11 of the Agreement shall be deemed an Event of Default by Seller or Buyer, as the case may be).

                                    ANNEX V

                        MARGIN FOR FORWARD TRANSACTIONS


This Annex V forms a part of the Master Repurchase Agreement dated as of JULY 1, 1998 (the "Agreement") between PRUDENTIAL-BACHE INTERNATIONAL, LTD. CORPORATION and AMRESCO CAPITAL TRUST, AMREIT CMBS I, INC., AMREIT RMBS I, INC. and AMREIT II, INC. Capitalized terms used but not defined in this Annex V shall have the meanings ascribed to them in the Agreement.

1. Definitions. For purposed of the Agreement and this Annex V, the following terms shall have the following meanings:

     "Forward Exposure", the amount of loss a party would incur upon canceling a Forward Transaction and entering into a replacement transaction, determined in accordance with market practice or as otherwise agreed by the parties;

     "Forward Transaction", any Transaction agreed to by the parties as to which the Purchase Date has not yet occurred;

     "Net Forward Exposure", the aggregate amount of a party's Forward Exposure to the other party under all Forward Transaction hereunder reduced by the aggregate amount of any Forward Exposure of the other party to such party under all Forward Transactions hereunder;

     "Net Unsecured Forward Exposure", a party's Net Forward Exposure reduced by the Market Value of any Forward Collateral transferred to such party (and not returned) pursuant to Paragraph 2 of this Annex V.

2.   Margin Maintenance.

(a) If at any time a party (the "In-the-Money Party") shall have a Net Unsecured Forward Exposure to the other party (the "Out-of-the-Money Party") under one or more Forward Transactions, the In-the-Money Party may by notice to the Out-of-the- Money Party Securities require the Out-of-the-Money Party to transfer to the In-the- Money Party Securities or cash reasonably acceptable to the In-the-Money Party (together with any in come thereon and proceeds thereof, "Forward Collateral") having a Market Value sufficient to eliminate such Net Unsecured Forward Exposure. the Out-of-the-Money Party may by notice to the In-the-Money Party require the In-the-Money Party to transfer to the Out-of-the-Money Party Forward Collateral having a Market Value that exceeds the In-the-Money Party's Net Forward Exposure ("Excess Forward Collateral Amount"). The rights of the parties under this subparagraph shall be in addition to their rights under subparagraphs (a) and (b) of Paragraph 4 and any other provisions of the Agreement.

(b) The parties may agree, with respect to any or all Forward Transactions hereunder, that the respective rights of the parties under subparagraph (a) of this Paragraph may be exercised only where a Net Unsecured Forward exposure or Excess Forward Collateral Amount, as the case may be, exceeds a specified dollar amount or other specified threshold for such Forward transactions (which amount or threshold shall be agreed to by the parties prior to entering into any such Forward Transactions).

(c) The parties may agree, with respect to any or all Forward Transaction hereunder, that the respective rights of the parties under subparagraph (a) of this Paragraph to require the elimination of a Net Unsecured Forward Exposure or Excess Forward collateral Amount, as the case may be, may be exercised whenever such a Net Unsecured Forward Exposure or Excess Forward Collateral Amount exists with respect to any single Forward Transaction hereunder (calculated without regard to any other Forward Transaction outstanding hereunder).

(d) The parties may agree, with respect to any or all Forward Transaction hereunder, that (i) one party shall transfer to the other party Forward Collateral having a Market Value equal to a specified dollar amount or other specified threshold no later than the Margin Notice Deadline on the day such Forward Transaction is entered into by the parties or (ii) one party shall not be required to make any transfer, the Market Value of the Forward Collateral held by such party would be less than a specified dollar amount or other specified threshold (which amount or threshold shall be agreed to by the parties prior to entering into any such Forward Transactions).

(e) If any notice is given by a party to the other under subparagraph (a) of this Paragraph at or before the Margin Notice Deadline on any business day, the party receiving such notice shall transfer Forward Collateral as provided in such subparagraph no later than the close of business in the relevant market on such business day. If any such notice is given after the Margin Notice Deadline, the party receiving such notice shall transfer such Forward Collateral no later than the close of business in the relevant market on the next business day.

(f) Upon the occurrence of the Purchase Date for any Forward Transaction and the performance by the parties of their respective obligations to transfer cash and Securities on such date, any Forward Collateral in respect of such Forward Transaction, together with any Income thereon and proceeds thereof, shall be transferred by the party holding such Forward Collateral to the other party; provided, however, that neither party shall be required to transfer such Forward Collateral to the other if such transfer would result in the creation of a Net Unsecured Forward Exposure of the transferor.

(g) The Pledgor (as defined below) of Forward Collateral may, subject to agreement with and acceptance by the Pledgee (as defined below) thereof, substitute other Securities reasonably acceptable to the Pledgee for any Securities Forward Collateral. Such substitution shall be made by transfer to the Pledgee of such other Securities and transfer to the Pledgor of such Securities Forward Collateral. After substitution, the substituted Securities shall constitute Forward Collateral.

3.   Security Interest.

(a) In addition to the rights granted to the parties under Paragraph 6 of the Agreement, each party ("Pledgor") hereby pledges to the other party ("Pledgee") as security for the performance of its obligations hereunder, and grants Pledgee a security interest in and right of setoff against, any Forward Collateral and any other cash, Securities or property, and all proceeds of any of the foregoing, transferred by or on behalf of Pledgor or due from Pledgee to Pledgor in connection with the Agreement and the Forward Transactions hereunder.

(b)  Unless otherwise agreed by the parties, a party to whom Forward
     Collateral has been transferred shall have the right to engage in repurchase transaction with Forward collateral or otherwise sell, transfer, pledge or hypothecate Forward Collateral, including in respect of loans or other extensions of credit to such party that may be in amounts greater than the forward Collateral such party is entitled to as security for obligations hereunder, and that may extend for periods of time longer that the periods during which such party is entitled to Forward Collateral as security for obligations hereunder, provided, however, that no such transaction shall relieve such party of its obligations to transfer Forward Collateral pursuant to Paragraph 2 or 4 of this Annex V or Paragraph 11 of the Agreement.

4.   Events of Default.

(a) In addition to the Events of Default set forth in Paragraph 11 of the Agreement, it shall be an additional "Event of Default" if either party fails, after one business day's notice, to perform any covenant or obligation required to be performed by it under Paragraph 2 or any other provision of this Annex.

(b) In addition to the other rights of a nondefaulting party under Paragraphs 11 and 12 of the Agreement, if the nondefaulting party exercised or is deemed to have exercised the option referred to in Paragraph 11(a) of the Agreement:

     (i) The nondefaulting party, without prior notice to the defaulting party, may (A) immediately sell, in a recognized market (or otherwise in a commercially reasonable manner) at such price or prices as the nondefaulting party may reasonably deem satisfactory, any or all price or prices as the nondefaulting party may reasonably deem satisfactory, any or all Forward Collateral subject to any or all Forward Transactions hereunder and apply the proceeds thereof to any amounts owing by the defaulting party hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Forward Collateral in an amount equal to the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such source, against any amounts owing by the defaulting party hereunder.

    (ii) Any Forward Collateral held by the defaulting party, together with any Income thereon and proceeds thereof, shall be immediately transferred by the defaulting party to the nondefaulting party. The nondefaulting party may, as its option (which option shall be deemed to have been exercised immediately upon the occurrence of an Act of Insolvency), and without prior notice to the defaulting party, (i) immediately purchase, in a recognized market (or otherwise in a commercially reasonable manner) at such price or prices as the nondefaulting party may reasonably deem satisfactory, securities ("Replacement Securities") of the same party to the nondefaulting party as required hereunder or (ii) in its sole discretion elect, in lieu of purchasing Replacement Securities, to be deemed to have purchased Replacement Securities at the price therefor on such date, obtained from a generally recognized source or the most recent closing offer quotation from such a source, whereupon the defaulting party shall be liable for the price of such Replacement Securities together with the amount of any cash Forward Collateral not delivered by the defaulting party to the nondefaulting party as required hereunder.

Unless otherwise provided in Annex I, the parties acknowledge and agree that
(1) the Forward Collateral subject to any Forward transaction hereunder are instruments traded in a recognized market, (2) in the absence of a generally recognized source for prices or bid quotations for any Forward Collateral, the non-defaulting party may establish the source therefor in its sole discretion and (3) all prices and bids shall be determined together with accrued Income (except to the extent contrary to market practice with respect to the relevant Forward Collateral).

5. No Waivers, Etc. Without limitation of the provisions of Paragraph 17 of the Agreement, the failure to give a notice pursuant to subparagraph (a),
     (b), (c) or (d) of Paragraph 2 of this Annex V will not constitute a waiver of any right to do so at a later date.